Supplement dated October 13, 2014 to

Prospectus Dated October 3, 2011 for ProtectiveAccess XL

Prospectus Dated October 1, 2011 for ProtectiveRewards Elite

Prospectus Dated May 1, 2011 for Protective Variable Annuity II

Prospectus Dated May 1, 2010 for ProtectiveValues Access

Prospectuses Dated May 1, 2007 for ProtectiveAccess and Protective Advantage

Prospectus Dated May 1, 2004 for Elements Classic

Prospectus Dated May 1, 2003 for Elements Access

Prospectus Dated May 1, 2002 for Elements Plus

Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

And

Prospectuses dated April 28, 2008 for

Protective Premiere Executive, Protective Premiere I, Protective Premiere Provider and Protective Premiere Protector

Prospectus Dated April 30, 2002 for Protective Premiere Survivor

Prospectus Dated April 20, 2001 for Protective Transitions

Issued by Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On June 3, 2014, Protective Life Corporation, a Delaware corporation ("PLC"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi") and DL Investment (Delaware), Inc., a Delaware corporation and wholly-owned subsidiary of Dai-ichi ("DLI"), providing for the merger of DLI with and into PLC (the "Merger"), with PLC surviving the Merger as a wholly-owned subsidiary of Dai-ichi.

The Merger has been approved by the Boards of Directors of Dai-ichi and PLC and by the stockholders of PLC at a meeting held on October 6, 2014. It is expected to close by the end of 2014 or early 2015, subject to regulatory approvals in Japan and the U.S., and other customary closing conditions.

Protective Life Insurance Company (“Protective Life”) is a Tennessee corporation and a wholly-owned subsidiary of PLC. Under the terms of the Merger transaction, Protective Life will continue in its present role as the issuer of your contract, and will remain responsible for customer service and administration for all contracts and policies it has issued. All of your rights and benefits under your contract and Protective Life’s obligations under the contract will remain unchanged.

Dai-ichi, founded in 1902 and headquartered in Tokyo, Japan, is one of the top 20 global life insurers and operates throughout Japan, Australia, Vietnam, Indonesia, India and Thailand. PLC, whose primary subsidiary, Protective Life, was founded in 1907, is headquartered in Birmingham, Alabama, and offers a diverse portfolio of personalized products and services to meet the unique life insurance, retirement income and asset protection needs of individuals and families throughout the United States.